ITEM — 5:
EXHIBIT INDEX
SIGNATURES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 1999

AFG RECEIVABLES CORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA
(State of Incorporation)

33-99536	36-3792182

(Commission File Number)	(IRS Employer Identification No.)

Oakmont Circle 1, 601 Oakmont Lane
Westmont, Illinois 60559-5549
(Address of Principal Executive Officer) (Zip Code)

(630) 953-6170
(Registrant’s telephone number, including Area Code)

ITEM — 5:

      The Registrant entered into a certain Pooling and Servicing Agreement dated as of May 1, 1996 (the “Agreement”) among the Registrant, AutoFinance Group, Inc., as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank) as Trustee. Pursuant to the Agreement, a new series of certificates (the “1996-B Certificates”) representing interests in the AFG Receivables Trust, 1996-B, was created. The 1996-B Certificates consist of three classes: the 6.60% Asset Backed Certificates, Class A; the 7.05% Asset Backed Certificates, Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act of 1933, as amended (the “Securities Act”) and to the Prospectus Supplement thereto dated May 22, 1996, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

      On October 15, 1999, a distribution was made to the holders of the 1996-B Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

		Sequentially
Exhibit No.	Description	Numbered Page

20	Settlement Statement of the Trust for the period ended September 30, 1999 and the related distributions made on October 15, 1999	4

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 25, 1999	AFG RECEIVABLES CORPORATION

By /s/ Thomas R. Blend ---------------------------------
Thomas R. Blend Vice President and Chief Financial Officer